Description of Business	12 Months Ended
Dec. 31, 2024
Description of Business [Abstract]
DESCRIPTION OF BUSINESS

1. DESCRIPTION OF BUSINESS

Business Description

Apimeds Pharmaceuticals US, Inc. (the “Company” or “Apimeds”) was formed as a corporation in May 2020 and was incorporated in the State of Delaware. On August 21, 2021, Apimeds Inc., the shareholder of the Company (“Apimeds Korea”), and Apimeds Pharmaceuticals US Inc. entered into the business agreement, under which the Company was designated to operate a pharmaceutical business which provides the biological drug named Apitox™ to clients in the biological drug commercial transaction area.

Apimeds is a clinical stage company that is in the process of developing Apitox™, a proprietary intradermally administered bee venom-based toxin which completed a positive Phase 3 trial for the treatment of pain associated with Osteoarthritis in 2018 and is now proceeding with FDA discussions on next steps in approval. In the future, the Company plans to investigate potential uses for Apitox™ for in treating multiple sclerosis (“MS”), and intends to conduct non-registered corporate sponsorship studies to identify appropriate MS patient populations. Apitox™ is currently marketed and sold by Apimeds Korea in South Korea (Republic of Korea) as “Apitoxin” for the treatment of osteoarthritis. Apimeds Inc. holds the majority of the Company’s outstanding common stock and is a subsidiary of Inscobee Inc. (“Inscobee”).

The success of the Company is dependent on obtaining the necessary regulatory approvals of its product candidates, marketing its products and achieving profitable operations. The continuation of the research and development activities and the commercialization of its products, if approved, are dependent on the Company’s ability to successfully complete these activities and to obtain additional financing through a combination of financing activities and operations. It is not possible to predict either the outcome of future research and development or commercialization programs, or the Company’s ability to fund these programs.

Going Concern

The Company has evaluated whether there are any conditions and events, considered in the aggregate, that raise substantial doubt about its ability to continue as a going concern within one year beyond the issuance date of these financial statements. As of December 31, 2024, the Company had accumulated losses amount to $4,391,924. The Company incurred net losses of $1,389,990 for the year ended December 31, 2024, and expects to continue to incur substantial losses in the future. Based on such conditions and the Company’s current plans, which are subject to change, management believes that the Company’s existing cash as of December 31, 2024, is not sufficient to satisfy its operating cash needs for 12 months from the issuance date of the report

The accompanying financial statements have been prepared assuming the Company will continue to operate as a going concern, which contemplates the realization of assets and settlement of liabilities in the normal course of business, and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from uncertainty related to its ability to continue as a going concern.

If the Company is unable to obtain sufficient financial resources, its business, financial condition and results of operations will be materially and adversely affected. This could affect future development and business activities and potential future clinical studies and/or other future ventures. There can be no assurance that the Company will be able to obtain the needed financing on acceptable terms or at all.